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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Amendment No. 2 to Form SB-2 Registration Statement No. 333-9009.

                                                    Arthur Andersen LLP

New York, New York
December 16, 1996